OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Supplement dated October 31, 2012
to the Prospectus and Statement of Additional Information dated July 27, 2012

This supplement amends the Prospectus and SAI dated July 27, 2012.

The Prospectus is revised as follows:

1.	Effective November 16, 2012, the section titled "Risks of Non-Diversification", on page 5, is deleted in its entirety.

2.	The following paragraph is added as a sub-paragraph to the section titled “The Fund’s Principal Investment Strategies and Risks” “U.S. Territories, Commonwealths and Possessions”.

Significant Investment in Puerto Rico Municipal Securities.  As of its most recent fiscal year-end, the Fund invested a significant percentage of its total assets in Puerto Rican municipal securities, which are exempt from federal, state, and where applicable, local income taxes.  The Manager expects the Fund to remain invested in municipal securities issued in Puerto Rico, subject to market, economic and political conditions.  Like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate.  As a result of Puerto Rico's challenging economic and fiscal environment, many ratings organizations have recently downgraded a number of securities issued in Puerto Rico or placed them on “negative watch”; the Fund holds some of these securities. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Effective November 16, 2012, the SAI is amended as follows:

1.	The first paragraph of the section titled "Non-Diversification of the Fund’s Investments", on page 21, is deleted in its entirety and replaced with the following:

Non-Diversification of the Fund's Investments. Each Fund, except Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund, is "non-diversified" as defined in the Investment Company Act. Funds that are diversified are subject to limitations on the amount of their assets that can be invested in the securities of any one "issuer." Therefore, a Fund that is non-diversified can invest more of its assets in the securities of a single issuer than a fund that is diversified.

2.	The section titled “Diversification of the Minnesota and Ohio Funds”, on page 22, is deleted in its entirety and replaced with the following:

Diversification of the Arizona, Minnesota and Ohio Funds. Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund intend to be "diversified" as defined in the Investment Company Act and thereby subject to the limitations imposed on the acquisition of more than a certain percentage of their total assets in any one issuer.

3.	The section titled "Organization and History", on page 26, is deleted in its entirety and replaced with the following:

Organization and History. Each Fund, except Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund, is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund are open-end, diversified management investment companies each with an unlimited number of authorized shares of beneficial interest. Each Fund was organized as a Massachusetts business trust in March 2006.

October 31, 2012                                                                                                                                          PS0582.002